UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2017

NETSCOUT SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ⃞

Item 2.02.     Results of Operations and Financial Condition.

          The following information and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

          On October 26, 2017, NetScout Systems, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter of fiscal year 2018 ended September 30, 2017, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit 99.1 to this report.

Item 8.01.     Other Events.

On October 24, 2017, the Company’s Board of Directors (the “Board”) approved a new share repurchase program that will enable the Company to repurchase up to twenty five million shares of its common stock. This new program will become effective once the Company’s previously disclosed twenty million share repurchase program is completed. As of September 30, 2017, there were 970,650 shares available for repurchase under the existing program. The Company plans to acquire shares in open market transactions that may use a 10b5-1 plan, and may also repurchase shares via accelerated stock buyback programs, tender offers, privately negotiated transactions or by other means. Repurchases under this new program will be funded from one or a combination of existing cash balances, future free cash flow and indebtedness. The Company is not obligated to acquire any specific amount of common stock within any particular timeframe as a result of its new share repurchase program. The timing and amount of future repurchase activity under the new program will depend on market conditions, corporate considerations, debt agreements, and regulatory requirements. The new program may be modified, suspended or terminated at any time by the Board.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

     The Company hereby furnishes the following exhibit:

Exhibit Number	Description
99.1	Press release dated October 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

		By:	/s/ Jean Bua
Jean Bua
Executive Vice President and
Chief Financial Officer

Date:	October 26, 2017